Related party transaction (Details 1) - USD ($)		12 Months Ended
		Jun. 30, 2020	Jun. 30, 2019
Other receivable - related party total		$ 1,284,676	$ 1,647,858
Beijing Sipaike Customer Management Consulting Co., Ltd. [Member]
Relationship	[1]	Under common control of shareholder of Puhui Beijing
Nature	[1]	Short term cash advance
Other receivable - related party total	[1]	$ 1,269,138	1,647,858
Beijing DongfangHenghui Consulting Center (Limited Partnership) [Member]
Relationship		Shareholder of Puhui Beijing
Nature		Short term cash advance
Other receivable - related party total		$ 15,538

[1]	As of June 30, 2020, the Company advanced RMB 8.9 million or approximately $1.3 million to Beijing Sipaike Customer Management Consulting Co., Ltd. The loans are due on demand and bear an interest rate is 0.5% per month. Interest income amounted to approximately $74,000 and $49,000 for the years ended June 30, 2020 and 2019, respectively.